Lincoln Variable Insurance Products Trust 150 N. Radnor Chester Rd. Radnor, PA 19087

Phone:	484-583-8083
e-Mail:	lisa.matson@lfg.com

VIA EDGAR

June 28, 2013

Securities and Exchange Commission

Division of Investment Management

100 F Street, N.E.

Washington, D.C. 20549-4644

RE: Registrant: Lincoln Variable Insurance Products Trust (“Trust”)

On behalf of the following series: LVIP Protected American Balanced Allocation Fund, LVIP Protected American Growth Allocation Fund, LVIP Protected Profile Conservative Fund, LVIP Protected Profile Moderate Fund, LVIP Protected Profile Growth Fund, LVIP Protected Profile 2010 Fund, LVIP Protected Profile 2020 Fund, LVIP Protected Profile 2030 Fund LVIP Protected Profile 2040 Fund, LVIP Protected Profile 2050 Fund (each, a “Fund”).

File Nos.: 033-70742 and 811-08090

Dear Sir or Madam:

Attached for filing on behalf of the Trust, pursuant to Rule 497(e) under the Securities Act of 1933, as amended, is an exhibit containing interactive data format risk/return summary information that mirrors the risk/return summary information in each Fund’s Prospectus dated April 30, 2013, as supplemented June 17, 2013. The purpose of this filing is to submit each Fund’s Rule 497(e) filing in XBRL format.

Please contact me at the number indicated above if you have any questions or comments about this filing.

Sincerely,

/s/ Lisa L.B. Matson

Lisa L.B. Matson, Esq.

Senior Counsel